UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	January 1, 2014 — June 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|14

Semiannual report

Putnam VT
Growth and Income Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Shareholder:

After pulling back at the start of the year, equity markets resumed their steady advance through the halfway mark of 2014. In June, the S&P 500 Index posted its fifth consecutive month of gains. The bond market has also generated solid positive results across many sectors this year.

Underpinning these stable returns is growing evidence of an economy on the mend, including a strengthening jobs market, and accelerating consumer spending and business investment. Corporations are participating in this improvement, as reflected in stronger-than-expected earnings growth and heightened merger-and-acquisition activity.

One notable characteristic of this market environment is its historically low level of volatility —a relative calm that experience indicates does not last forever. As we move into the second half of the year, we also note that a range of geopolitical uncertainties could push risk levels higher. That said, Putnam offers a wide range of strategies for all market conditions, including portfolios designed for periods of higher market volatility.

As always, thank you for investing with Putnam.

Performance summary (as of 6/30/14)

Investment objective

Capital growth and current income

Net asset value June 30, 2014

Class IA: $25.69	Class IB: $25.60

Total return at net asset value

			Russell 1000
(as of 6/30/14)‡	Class IA shares*	Class IB shares†	Value Index

6 months	8.67%	8.53%	8.28%

1 year	27.14	26.83	23.81

5 years	138.34	135.49	140.95
Annualized	18.97	18.68	19.23

10 years	91.73	87.00	116.41
Annualized	6.73	6.46	8.03

Life	1,029.41	971.90	1,353.43
Annualized	9.61	9.40	10.70

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 6, 1998.

‡ Recent performance may have benefited from one or more legal settlements.

The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

* The unclassified sector includes exchange-traded funds and other securities not able to be classified by sector.

Putnam VT Growth and Income Fund 1

Report from your fund’s manager

The rally in U.S. stocks entered its sixth year this past spring. Was the momentum steadily upward during the first half of 2014?

With the U.S. economy generally improving, equities continued their solid advance during the six-month period, but not without some volatility. During the first few months of the reporting period, the questionable strength of the U.S. economy, weaker-than-expected economic data from China and Europe, debate about the Federal Reserve’s pace of winding down its stimulus, and tension between Russia and the West over Ukraine cast a pall over the markets. By spring, however, many of these concerns had eased, and investor sentiment became more positive. With the outlook improving and volatility diminished, investor enthusiasm pushed U.S. equity prices higher and many U.S. stock market benchmarks to record levels by period-end. All told, U.S. stocks were the place to be for the first half of 2014, outperforming international stocks in Europe, Asia, and emerging markets.

How did the fund perform during the past six months?

Putnam VT Growth and Income Fund delivered a solid positive return that outperformed its benchmark, the Russell 1000 Value Index. Within the portfolio, I have been emphasizing areas where stocks may have more growth characteristics, such as technology, and have avoided areas where I believe stocks are too expensive, such as higher-yielding dividend payers like utilities.

Which holdings had the greatest influence on performance?

Halliburton, which provides products and services for oil and natural gas exploration and development, was a top performer. Profit margins have improved for Halliburton’s pressure-pumping business, and increased exploration and production activity has boosted demand for the company’s products. The company anticipates significant growth in its deep-water service businesses, a highly profitable source of revenue going forward, in my opinion. Delta Air Lines has been a prime beneficiary of the changing ownership structure of the airline industry, which has provided better pricing characteristics, with fewer competitors controlling a bigger stake. Management has been focused on capacity discipline, working to ensure that its flights are full. These efforts, combined with ancillary revenue from initiatives such as baggage fees, have improved Delta’s business model and profitability.

In terms of detractors, the fund’s biggest underperformer was Bed Bath & Beyond, which experienced weak sales due in large part to the harsh winter weather, which kept shoppers away in many parts of the country. The company also struggled in its efforts to develop promotional strategies for attracting customers, particularly in light of online competitors. Shares of ITT Educational Services, a provider of postsecondary degree programs, also came under pressure during the period. The stock struggled in response to an investigation into lending practices of third-party providers of student loans. The controversy has precipitated a decline in new student enrollment and pressured ITT’s profitability.

Are you still finding attractive value in U.S. equities?

At this time last year, my outlook for U.S. equities was slightly more constructive than it is today. This is mainly due to the fact that the equity market, which was so strong in 2013, continued to trend higher in the first half of 2014 — testing new highs by period-end. Furthermore, U.S. stock performance in 2013 was a top-quartile outcome by historic measures, and I don’t think investors should expect that pace to repeat itself in back-to-back years.

Valuations today are about in the middle of their historic range. Typically, if you buy stocks when they are inexpensive, you can expect a better-than-average rate of return. If you buy stocks when they are expensive, you should expect a below-average rate of return. Thus, with stocks at average valuations today, my expectation is for more historically average returns for calendar 2014. As a value investor, I seek to keep the average valuation of portfolio holdings at an optimum level, but I do not have a rigid, deep-value selection criteria or a yield requirement. This approach allows me the flexibility to consider stocks with subtle growth characteristics when the market favors them.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Robert D. Ewing, CFA, is a Co-Head of U.S. Equities at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1990.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Growth and Income Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2014, to June 30, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/14		for the 6 months ended 6/30/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.16	$4.45	$3.06	$4.31

Ending value
(after expenses)	$1,086.70	$1,085.30	$1,021.77	$1,020.53

Annualized
expense ratio	0.61%	0.86%	0.61%	0.86%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Growth and Income Fund 3

The fund’s portfolio 6/30/14 (Unaudited)

COMMON STOCKS (98.3%)*	Shares	Value

Aerospace and defense (5.4%)
Airbus Group NV (France)	139,719	$9,363,067

Embraer SA ADR (Brazil) S	53,900	1,963,577

General Dynamics Corp.	90,300	10,524,465

Honeywell International, Inc.	143,400	13,329,030

L-3 Communications Holdings, Inc.	49,100	5,928,825

Northrop Grumman Corp.	105,600	12,632,928

Raytheon Co.	78,300	7,223,175

Rockwell Collins, Inc.	24,700	1,930,058

United Technologies Corp.	80,600	9,305,270

		72,200,395
Airlines (1.3%)
American Airlines Group, Inc. †	126,900	5,451,624

Delta Air Lines, Inc.	225,200	8,719,744

Japan Airlines Co., Ltd. (Japan) UR	68,900	3,808,697

		17,980,065
Auto components (0.4%)
Dana Holding Corp. S	88,600	2,163,612

Johnson Controls, Inc.	63,100	3,150,583

		5,314,195
Automobiles (0.9%)
Ford Motor Co.	168,900	2,911,836

General Motors Co.	266,000	9,655,800

		12,567,636
Banks (9.4%)
Bank of America Corp.	1,423,645	21,881,424

Citigroup, Inc.	577,250	27,188,475

Fifth Third Bancorp	128,800	2,749,880

JPMorgan Chase & Co.	680,186	39,192,317

SVB Financial Group †	19,100	2,227,442

UniCredit SpA (Italy)	269,820	2,259,276

Wells Fargo & Co.	577,120	30,333,427

		125,832,241
Beverages (1.3%)
Coca-Cola Enterprises, Inc.	73,500	3,511,830

Dr. Pepper Snapple Group, Inc.	62,300	3,649,534

PepsiCo, Inc.	114,800	10,256,232

		17,417,596
Biotechnology (0.3%)
Gilead Sciences, Inc. †	51,000	4,228,410

		4,228,410
Building products (0.2%)
Allegion PLC (Ireland)	47,133	2,671,498

		2,671,498
Capital markets (4.3%)
Carlyle Group LP (The)	199,000	6,758,040

Charles Schwab Corp. (The)	339,600	9,145,428

E*Trade Financial Corp. †	63,700	1,354,262

Goldman Sachs Group, Inc. (The)	40,569	6,792,873

Greenhill & Co., Inc. S	90,100	4,437,425

KKR & Co. LP	265,598	6,461,999

Morgan Stanley	327,064	10,573,979

State Street Corp.	140,100	9,423,126

WisdomTree Investments, Inc. † S	206,400	2,551,104

		57,498,236
Chemicals (1.9%)
Axiall Corp.	56,400	2,666,028

Dow Chemical Co. (The)	253,100	13,024,526

Huntsman Corp.	161,700	4,543,770

COMMON STOCKS (98.3%)* cont.	Shares	Value

Chemicals cont.
LyondellBasell Industries NV Class A	33,400	$3,261,510

Symrise AG (Germany)	38,809	2,114,753

		25,610,587
Commercial services and supplies (0.9%)
ADT Corp. (The) S	72,287	2,525,708

Civeo Corp. †	70,600	1,767,118

Tyco International, Ltd.	157,175	7,167,180

		11,460,006
Communications equipment (1.3%)
Cisco Systems, Inc.	533,400	13,254,990

Qualcomm, Inc.	55,000	4,356,000

		17,610,990
Consumer finance (0.6%)
Capital One Financial Corp.	96,072	7,935,547

		7,935,547
Containers and packaging (0.3%)
MeadWestvaco Corp.	91,300	4,040,938

		4,040,938
Diversified consumer services (0.2%)
ITT Educational Services, Inc. † S	146,583	2,446,470

		2,446,470
Diversified financial services (0.7%)
CBOE Holdings, Inc.	53,300	2,622,893

CME Group, Inc.	96,500	6,846,675

		9,469,568
Diversified telecommunication services (0.9%)
AT&T, Inc. S	130,000	4,596,800

Verizon Communications, Inc.	145,072	7,098,373

		11,695,173
Electric utilities (1.4%)
American Electric Power Co., Inc.	53,600	2,989,272

Edison International	89,500	5,200,845

FirstEnergy Corp.	194,500	6,753,040

NextEra Energy, Inc.	41,000	4,201,680

		19,144,837
Electrical equipment (0.6%)
Eaton Corp PLC	90,200	6,961,636

Schneider Electric SA (France)	15,028	1,414,727

		8,376,363
Electronic equipment, instruments, and components (0.5%)
Anixter International, Inc.	20,600	2,061,442

Corning, Inc.	201,800	4,429,510

		6,490,952
Energy equipment and services (2.5%)
Aker Solutions ASA (Norway)	122,572	2,130,175

Ezion Holdings, Ltd. (Singapore)	826,200	1,378,215

Halliburton Co.	244,600	17,369,046

Oil States International, Inc. †	35,300	2,262,377

Rowan Cos. PLC Class A	68,000	2,171,240

Schlumberger, Ltd.	66,389	7,830,583

		33,141,636
Food and staples retail (1.4%)
CVS Caremark Corp.	256,600	19,339,942

		19,339,942
Food products (1.6%)
Kellogg Co.	111,100	7,299,270

Kraft Foods Group, Inc.	68,100	4,082,595

Mead Johnson Nutrition Co.	39,600	3,689,532

Mondelez International, Inc. Class A	177,800	6,687,058

		21,758,455
Health-care equipment and supplies (2.6%)
Abbott Laboratories	66,900	2,736,210

Baxter International, Inc.	190,700	13,787,610

Covidien PLC	36,854	3,323,494

4 Putnam VT Growth and Income Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Health-care equipment and supplies cont.
St. Jude Medical, Inc.	123,400	$8,545,450

Zimmer Holdings, Inc.	62,100	6,449,706

		34,842,470
Health-care providers and services (2.2%)
Aetna, Inc.	129,400	10,491,752

Catamaran Corp. †	57,400	2,534,784

CIGNA Corp.	30,000	2,759,100

Community Health Systems, Inc. †	68,300	3,098,771

LifePoint Hospitals, Inc. †	47,500	2,949,750

UnitedHealth Group, Inc.	92,900	7,594,575

		29,428,732
Hotels, restaurants, and leisure (1.0%)
Hilton Worldwide Holdings, Inc. †	271,700	6,330,610

Intrawest Resorts Holdings, Inc. †	120,624	1,382,351

Penn National Gaming, Inc. †	181,842	2,207,562

Vail Resorts, Inc.	37,200	2,871,096

		12,791,619
Household durables (0.8%)
PulteGroup, Inc.	221,000	4,455,360

Whirlpool Corp.	42,800	5,958,616

		10,413,976
Household products (1.2%)
Colgate-Palmolive Co.	98,400	6,708,912

Energizer Holdings, Inc.	34,200	4,173,426

Procter & Gamble Co. (The)	64,700	5,084,773

		15,967,111
Independent power and renewable electricity producers (1.4%)
Calpine Corp. †	415,933	9,903,365

NextEra Energy Partners LP †	24,332	815,365

NRG Energy, Inc.	222,000	8,258,400

		18,977,130
Industrial conglomerates (2.4%)
General Electric Co.	731,670	19,228,288

Siemens AG (Germany)	95,466	12,608,100

		31,836,388
Insurance (4.8%)
ACE, Ltd.	46,600	4,832,420

Allstate Corp. (The)	62,100	3,646,512

American International Group, Inc.	282,700	15,429,766

Assured Guaranty, Ltd.	155,267	3,804,042

Chubb Corp. (The)	20,617	1,900,269

Everest Re Group, Ltd.	13,300	2,134,517

Hartford Financial Services Group, Inc. (The)	352,700	12,630,187

MetLife, Inc.	217,513	12,085,022

Prudential Financial, Inc.	37,900	3,364,383

Prudential PLC (United Kingdom)	228,270	5,238,767

		65,065,885
Internet and catalog retail (0.1%)
Bigfoot GmbH (acquired 8/2/13,
cost $673,479) (Private) (Brazil) † ∆∆ F	29	427,268

Zalando AG (acquired 9/30/13,
cost $1,300,364) (Private) (Germany) † ∆∆ F	58	1,296,630

		1,723,898
Internet software and services (0.6%)
Google, Inc. Class C †	8,374	4,817,395

Yahoo!, Inc. †	93,600	3,288,168

		8,105,563
IT Services (0.5%)
Computer Sciences Corp.	72,800	4,600,960

Fidelity National Information Services, Inc.	35,600	1,948,744

		6,549,704

COMMON STOCKS (98.3%)* cont.	Shares	Value

Machinery (0.7%)
Caterpillar, Inc.	31,000	$3,368,770

Joy Global, Inc. S	73,100	4,501,498

TriMas Corp. †	39,269	1,497,327

		9,367,595
Media (3.1%)
CBS Corp. Class B (non-voting shares)	170,600	10,601,084

Comcast Corp. Class A	191,900	10,301,192

DISH Network Corp. Class A †	87,500	5,694,500

Liberty Global PLC Ser. C (United Kingdom)	216,800	9,172,808

Time Warner Cable, Inc.	23,448	3,453,890

WPP PLC (United Kingdom)	92,534	2,017,540

		41,241,014
Metals and mining (1.3%)
Barrick Gold Corp. (Canada)	210,700	3,855,810

BHP Billiton, Ltd. (Australia)	100,432	3,399,813

Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	198,952	7,261,748

Goldcorp, Inc. (Toronto Exchange) (Canada)	39,900	1,113,609

Hi-Crush Partners LP (Units)	31,400	2,058,584

		17,689,564
Multi-utilities (0.8%)
Ameren Corp.	103,600	4,235,168

CMS Energy Corp.	64,200	1,999,830

PG&E Corp. S	97,800	4,696,356

		10,931,354
Multiline retail (0.8%)
Macy’s, Inc.	86,100	4,995,522

Target Corp.	92,000	5,331,400

		10,326,922
Oil, gas, and consumable fuels (12.3%)
Anadarko Petroleum Corp.	38,000	4,159,860

Cabot Oil & Gas Corp.	199,100	6,797,274

Cheniere Energy, Inc. †	35,800	2,566,860

Chevron Corp.	124,400	16,240,420

CONSOL Energy, Inc.	49,800	2,294,286

EnCana Corp. (Canada)	103,196	2,444,867

Energen Corp.	22,600	2,008,688

Energy Transfer Equity LP	92,500	5,451,950

EOG Resources, Inc.	37,600	4,393,936

EP Energy Corp. Class A † S	200,600	4,623,830

Exxon Mobil Corp.	305,118	30,719,280

Gulfport Energy Corp. †	88,100	5,532,680

Kodiak Oil & Gas Corp. †	482,000	7,013,100

Marathon Oil Corp.	277,400	11,073,808

MPLX LP	45,000	2,902,500

Noble Energy, Inc.	27,400	2,122,404

Nordic American Tankers, Ltd. (Norway) S	206,100	1,964,133

Occidental Petroleum Corp.	66,886	6,864,510

QEP Resources, Inc.	282,600	9,749,700

Royal Dutch Shell PLC ADR (United Kingdom)	296,358	24,411,008

Scorpio Tankers, Inc.	147,500	1,500,075

Southwestern Energy Co. †	75,300	3,425,397

Suncor Energy, Inc. (Canada)	158,515	6,759,226

		165,019,792
Paper and forest products (0.6%)
International Paper Co.	111,800	5,642,546

Louisiana-Pacific Corp. † S	148,000	2,222,960

		7,865,506
Personal products (0.5%)
Coty, Inc. Class A	394,881	6,764,312

		6,764,312

Putnam VT Growth and Income Fund 5

COMMON STOCKS (98.3%)* cont.	Shares	Value

Pharmaceuticals (10.4%)
AbbVie, Inc.	137,600	$7,766,144

Actavis PLC †	46,700	10,416,435

AstraZeneca PLC ADR (United Kingdom)	243,100	18,064,761

Bristol-Myers Squibb Co.	159,000	7,713,090

Eli Lilly & Co.	158,000	9,822,860

Johnson & Johnson	180,700	18,904,834

Merck & Co., Inc.	369,425	21,371,236

Pfizer, Inc.	686,854	20,385,827

Sanofi ADR (France)	133,300	7,087,561

Shire PLC ADR (United Kingdom)	17,600	4,144,624

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	145,600	7,632,352

Zoetis, Inc.	189,602	6,118,457

		139,428,181
Professional services (0.2%)
Nielsen Holdings NV	59,500	2,880,395

		2,880,395
Real estate investment trusts (REITs) (0.8%)
Altisource Residential Corp. R	116,527	3,033,198

American Tower Corp. R	44,400	3,995,112

Equity Lifestyle Properties, Inc. R	88,700	3,916,992

		10,945,302
Semiconductors and semiconductor equipment (2.5%)
Fairchild Semiconductor International, Inc. †	181,900	2,837,640

Intel Corp.	338,400	10,456,560

Lam Research Corp. †	102,463	6,924,450

Micron Technology, Inc. †	281,300	9,268,835

Samsung Electronics Co., Ltd. (South Korea)	3,039	3,970,704

		33,458,189
Software (1.5%)
Microsoft Corp.	207,600	8,656,920

Oracle Corp.	299,600	12,142,788

		20,799,708
Specialty retail (2.3%)
Bed Bath & Beyond, Inc. †	108,300	6,214,254

Gap, Inc. (The)	113,700	4,726,509

GNC Holdings, Inc. Class A	61,400	2,093,740

Home Depot, Inc. (The)	50,200	4,064,192

Office Depot, Inc. †	929,600	5,289,424

Select Comfort Corp. †	142,800	2,950,248

Tile Shop Holdings, Inc. † S	230,600	3,525,874

WH Smith PLC (United Kingdom)	96,446	1,766,117

		30,630,358
Technology hardware, storage, and peripherals (2.3%)
Apple, Inc.	182,300	16,941,139

Hewlett-Packard Co.	170,910	5,756,249

NetApp, Inc.	58,100	2,121,812

SanDisk Corp.	30,300	3,164,229

Western Digital Corp.	35,400	3,267,420

		31,250,849
Thrifts and mortgage finance (0.4%)
Radian Group, Inc. S	365,587	5,414,343

		5,414,343
Tobacco (1.4%)
Altria Group, Inc.	158,400	6,643,296

Philip Morris International, Inc.	149,500	12,604,345

		19,247,641
Wireless telecommunication services (0.5%)
Vodafone Group PLC ADR (United Kingdom)	188,810	6,304,365

		6,304,365

Total common stocks (cost $895,848,134)		$1,319,499,602

INVESTMENT COMPANIES (0.7%)*		Shares	Value

Vanguard MSCI Emerging Markets ETF		232,400	$10,023,412

Total investment companies (cost $10,120,861)			$10,023,412

CONVERTIBLE PREFERRED STOCKS (0.1%)*		Shares	Value

American Tower Corp. Ser. A, $5.25 cv. pfd. † R		13,237	$1,408,086

Total convertible preferred stocks (cost $1,323,700)			$1,408,086

SHORT-TERM INVESTMENTS (3.4%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	Shares	33,983,268	$33,983,268

Putnam Short Term Investment Fund 0.07% L	Shares	10,937,276	10,937,276

SSgA Prime Money Market Fund 0.01% P	Shares	290,000	290,000

U.S. Treasury Bills with an effective yield
of 0.12%, February 5, 2015		$120,000	119,962

U.S. Treasury Bills with an effective yield
of 0.10%, January 8, 2015		39,000	38,991

U.S. Treasury Bills with an effective yield
of 0.04%, October 23, 2014		231,000	230,973

Total short-term investments (cost $45,600,408)			$45,600,470

Total investments (cost $952,893,103)			$1,376,531,570

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through June 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,342,136,732.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,723,898, or 0.13% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 18,700 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

6 Putnam VT Growth and Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
shares	33,023	$—	5/6/15	(3 month USD-LIBOR-BBA	BofA MLTR GOLD Index	$418,660
				plus 0.48%)

Total		$—				$418,660

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$125,732,190	$—	$1,723,898

Consumer staples	100,495,057	—	—

Energy	198,161,428	—	—

Financials	282,161,122	—	—

Health care	207,927,793	—	—

Industrials	156,772,705	—	—

Information technology	124,265,955	—	—

Materials	55,206,595	—	—

Telecommunication services	17,999,538	—	—

Utilities	49,053,321	—	—

Total common stocks	1,317,775,704	—	1,723,898

Convertible preferred stocks	—	1,408,086	—

Investment companies	10,023,412	—	—

Short-term investments	11,227,276	34,373,194	—

Totals by level	$1,339,026,392	$35,781,280	$1,723,898

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$418,660	$—

Totals by level	$—	$418,660	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 7

Statement of assets and liabilities
6/30/14 (Unaudited)

Assets

Investment in securities, at value, including $33,285,509 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $907,972,559)	$1,331,611,026

Affiliated issuers (identified cost $44,920,544) (Notes 1 and 5)	44,920,544

Foreign currency (cost $6,267) (Note 1)	6,267

Dividends, interest and other receivables	2,489,059

Receivable for shares of the fund sold	5,917

Receivable for investments sold	2,951,883

Unrealized appreciation on OTC swap contracts (Note 1)	418,660

Total assets	1,382,403,356

Liabilities

Payable to custodian	311,622

Payable for investments purchased	1,792,580

Payable for shares of the fund repurchased	2,303,942

Payable for compensation of Manager (Note 2)	517,645

Payable for custodian fees (Note 2)	8,678

Payable for investor servicing fees (Note 2)	193,713

Payable for Trustee compensation and expenses (Note 2)	618,546

Payable for administrative services (Note 2)	2,147

Payable for distribution fees (Note 2)	50,494

Collateral on securities loaned, at value (Note 1)	33,983,268

Collateral on certain derivative contracts, at value (Note 1)	290,000

Other accrued expenses	193,989

Total liabilities	40,266,624

Net assets	$1,342,136,732

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,094,392,004

Undistributed net investment income (Note 1)	14,458,623

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(190,773,927)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	424,060,032

Total — Representing net assets applicable to capital shares outstanding	$1,342,136,732

Computation of net asset value Class IA

Net assets	$1,096,211,085

Number of shares outstanding	42,670,362

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$25.69

Computation of net asset value Class IB

Net assets	$245,925,647

Number of shares outstanding	9,605,052

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$25.60

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Growth and Income Fund

Statement of operations
Six months ended 6/30/14 (Unaudited)

Investment income

Dividends (net of foreign tax of $271,856)	$19,477,022

Interest (including interest income of $5,785 from investments in affi liated issuers) (Note 5)	6,328

Securities lending (Note 1)	199,188

Total investment income	19,682,538

Expenses

Compensation of Manager (Note 2)	3,080,565

Investor servicing fees (Note 2)	658,262

Custodian fees (Note 2)	17,579

Trustee compensation and expenses (Note 2)	42,612

Distribution fees (Note 2)	296,698

Administrative services (Note 2)	13,790

Other	186,566

Total expenses	4,296,072

Expense reduction (Note 2)	(41,672)

Net expenses	4,254,400

Net investment income	15,428,138

Net realized gain on investments (Notes 1 and 3)	78,309,383

Net realized loss on swap contracts (Note 1)	(42,802)

Net realized loss on foreign currency transactions (Note 1)	(8,542)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	2,419

Net unrealized appreciation of investments and swap contracts during the period	15,728,791

Net gain on investments	93,989,249

Net increase in net assets resulting from operations	$109,417,387

Statement of changes in net assets

	Six months ended	Year ended
	6/30/14*	12/31/13

Increase in net assets

Operations:

Net investment income	$15,428,138	$19,610,380

Net realized gain on investments and foreign currency transactions	78,258,039	205,771,360

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,731,210	161,175,188

Net increase in net assets resulting from operations	109,417,387	386,556,928

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(16,965,820)	(19,821,129)

Class IB	(3,202,993)	(3,883,781)

Decrease from capital share transactions (Note 4)	(87,432,987)	(182,613,992)

Total increase in net assets	1,815,587	180,238,026

Net assets:

Beginning of period	1,340,321,145	1,160,083,119

End of period (including undistributed net investment income of $14,458,623 and $19,199,298, respectively)	$1,342,136,732	$1,340,321,145

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 9

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/14†	$24.02	.29	1.77	2.06	(.39)	(.39)	$25.69	8.67*	$1,096,211	.30*	1.19*	22*

12/31/13	18.01	.33	6.07	6.40	(.39)	(.39)	24.02	36.01	1,098,360.62		1.59	50

12/31/12	15.37	.34	2.63	2.97	(.33)	(.33)	18.01	19.43	948,756.63		2.03	34

12/31/11	16.31	.29	(.99)	(.70)	(.24)	(.24)	15.37	(4.44)	933,477.63		1.81	44

12/31/10	14.46	.21	1.90	2.11	(.26)	(.26)	16.31	14.71	1,147,182.63		1.45	45

12/31/09	11.54	.23	3.07[e]	3.30	(.38)	(.38)	14.46	30.16[e]	1,183,503.67		1.90	55

Class IB

6/30/14†	$23.91	.26	1.76	2.02	(.33)	(.33)	$25.60	8.53*	$245,926	.43*	1.07*	22*

12/31/13	17.93	.28	6.04	6.32	(.34)	(.34)	23.91	35.68	241,961.87		1.34	50

12/31/12	15.30	.30	2.61	2.91	(.28)	(.28)	17.93	19.14	211,327.88		1.78	34

12/31/11	16.23	.25	(.98)	(.73)	(.20)	(.20)	15.30	(4.64)	212,939.88		1.56	44

12/31/10	14.40	.18	1.87	2.05	(.22)	(.22)	16.23	14.38	273,119.88		1.20	45

12/31/09	11.47	.20	3.06[e]	3.26	(.33)	(.33)	14.40	29.81[e]	296,197.92		1.65	55

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.08 per share outstanding as of March 31, 2009. This payment resulted in an increase to total returns of 0.72% for the year ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Growth and Income Fund

Notes to financial statements 6/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through June 30, 2014.

Putnam VT Growth and Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked

Putnam VT Growth and Income Fund 11

to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $33,983,268 and the value of securities loaned amounted to $33,285,509.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2013, the fund had a capital loss carryover of $256,848,018 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$7,168,466	N/A	$7,168,466	12/31/16

249,679,552	N/A	249,679,552	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $965,039,046, resulting in gross unrealized appreciation and depreciation of $421,400,850 and $9,908,326, respectively, or net unrealized appreciation of $411,492,524.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

12 Putnam VT Growth and Income Fund

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$538,616
Class IB	119,646

Total	$658,262

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $41,672 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $802, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$296,698

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $284,194,423 and $355,092,123, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/14		Year ended 12/31/13		Six months ended 6/30/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	85,426	$2,091,412	248,143	$5,238,879	263,085	$6,389,615	370,470	$7,743,183

Shares issued in connection with
reinvestment of distributions	703,392	16,965,820	1,007,683	19,821,129	133,181	3,202,993	197,950	3,883,781

	788,818	19,057,232	1,255,826	25,060,008	396,266	9,592,608	568,420	11,626,964

Shares repurchased	(3,854,176)	(93,928,413)	(8,202,173)	(172,565,869)	(911,767)	(22,154,414)	(2,233,625)	(46,735,095)

Net decrease	(3,065,358)	$(74,871,181)	(6,946,347)	$(147,505,861)	(515,501)	$(12,561,806)	(1,665,205)	$(35,108,131)

Putnam VT Growth and Income Fund 13

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$35,202,363	$116,984,549	$141,249,636	$5,785	$10,937,276

Total	$35,202,363	$116,984,549	$141,249,636	$5,785	$10,937,276

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

OTC total return swap contracts (notional)	$2,600,000

Warrants (number of warrants)	77,000

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Receivables	$418,660	Payables	$—

Total		$418,660		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Swaps	Total

Equity contracts	$(789,433)	$(42,802)	$(832,235)

Total	$(789,433)	$(42,802)	$(832,235)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Swaps	Total

Equity contracts	$828,505	$723,474	$1,551,979

Total	$828,505	$723,474	$1,551,979

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Total

Assets:

OTC Total return swap contracts*#	$418,660	$418,660

Total Assets	$418,660	$418,660

Liabilities:

OTC Total return swap contracts*#	—	—

Total Liabilities	$—	$—

Total Financial and Derivative Net Assets	$418,660	$418,660

Total collateral received (pledged)†##	$290,000

Net amount	$128,660

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

14 Putnam VT Growth and Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

50,807,219	1,610,049	4,192,708	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

Putnam VT Growth and Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements again in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under

16 Putnam VT Growth and Income Fund

management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your

Putnam VT Growth and Income Fund 17

fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 127, 121 and 112 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18 Putnam VT Growth and Income Fund

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Putnam VT Growth and Income Fund 19

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20 Putnam VT Growth and Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Growth and Income Fund 21

H509
This report has been prepared for the shareholders
of Putnam VT Growth and Income Fund.	289182 8/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2014